Exhibit 4.4

INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND E SERIES E CONVERTIBLE NONCUMULATIVE SEE REVERSE PERPETUAL PREFERRED STOCK, PAR VALUE $1.00 FOR CERTAIN DEFINITIONS CUSIP 20366P 40 7 THIS CERTIFIES THAT By is the owner of FULLY PAID AND NONASSESSABLE SHARES OF SERIES E CONVERTIBLE NONCUMULATIVE PERPETUAL PREFERRED STOCK, $1.00 PAR VALUE PER SHARE, OF COMMUNITY FINANCIAL SHARES, INC. The shares represented by this certificate are transferable only on the stock transfer books of Community Financial Shares, Inc. (the “Company”) by the holder of record hereof, or by his duly authorized PREFERRED attorney or legal representative, upon the surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of Incorporation and Bylaws of the Company and any amendments thereto (copies of which are on file with the Corporate Secretary of the Company), to all of which provisions the holder by acceptance hereof, assents. The shares evidenced by this certificate are not of an insurable type and are not insured by the Federal Deposit Insurance Corporation. IN WITNESS THEREOF, COMMUNITY FINANCIAL SHARES, INC. has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed. Dated: Authorized 2013 Signature M D A AN RYL CORPORATE SECRETARY PRESIDENT & CHIEF EXECUTIVE OFFICER

**COMMUNITY FINANCIAL SHARES, INC.**

Subject to any applicable regulatory approvals, the Board of Directors of Company is authorized by vote or votes, to provide for the issuance of serial preferred stock in series and to fix and state the voting powers, designations, preferences and relative, participating, optional, or other special rights of the shares of each such series and the qualifications, limitations and restrictions thereof. The Company will furnish to any shareholder upon request and without charge a full description of each class of stock and any series thereof.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common
TEN ENT – as tenants by entireties
JT TEN – as joint tenants with right of survivorship not as tenants in common

UNIF GIFT MIN ACT ______ (Cust) Custodian ______ (Minor) under Uniform Gifts to Minors Act ______ (State)

UNIF TRF MIN ACT ______ (Cust) Custodian (until age ______) ______ (Minor) under Uniform Transfers to Minors Act ______ (State)

Additional abbreviations may also be used though not in the above list.

*For value received* ______________________________ *hereby sell, assign and transfer unto*

| SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER | PLEASE PRINT OR TYPE – NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE | SHARES |
|---|---|---|
| | | |

| SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER | PLEASE PRINT OR TYPE – NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE | SHARES |
|---|---|---|
| | | |

*of the preferred stock represented by the within Certificate and do hereby irrevocably constitute and appoint*

______________________________ *Attorney to*

*transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.*

Dated ______________ 20 ______

______________________________
Signature(s)

______________________________
Signature(s)

IMPORTANT

A NOTARY SEAL IS NOT ACCEPTABLE. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION SUCH AS A COMMERCIAL BANK, TRUST COMPANY, SAVINGS AND LOAN, CREDIT UNION OR BROKER WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO SEC RULE 17AD-15.

NOTICE: THE SIGNATURE(S) ON THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY, OR BY A NEW YORK OR MIDWEST STOCK EXCHANGE MEMBER OR FIRM, WHOSE SIGNATURE IS KNOWN TO THE TRANSFER OFFICE.

______________________________
Medallion Signature(s) Guarantee

**THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS TRANSFER AGENT OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT (PROVIDED THAT THE TRANSFEROR PROVIDES THE COMPANY WITH REASONABLE ASSURANCES (IN THE FORM OF A SELLER REPRESENTATION LETTER AND, IF APPLICABLE, A BROKER REPRESENTATION LETTER) THAT THE SECURITIES MAY BE SOLD PURSUANT TO SUCH RULE).**